UNITED STATES OF AMERICA
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549



                                 FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934



Date of Report (Date of earliest event reported)  January 14, 1999
                                                 -----------------
(December 31, 1998)
-------------------


                         COMTEC INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)



         New Mexico             0-12116            75-2456757
      (State or other         (Commission         (IRS Employer
       Jurisdiction           File Number)      Identification No.)
     Of Incorporation)

  9350 East Arapahoe Road, Suite 340, Englewood, Co.     80112
      (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (303) 662-
8373



                     This Document consists of  9  pages

Item 2:  Acquisition or Disposition of Assets


Disposition of Assets

On December 31, 1998 the Registrant disposed of six (6) giant light-emitting diode (LED) screens by sale to Lanstar Computer Products, Inc., a Texas Corporation, located in Dallas, Texas. The giant LED screens are used to provide computer active light presentation programs, adaptable for indoor or outdoor use for sporting events, advertising displays and other theatrical applications. Pursuant to the Purchase Agreement entered into between the Registrant and Lanstar Computer Products, Inc., the LED screens were sold to Lanstar Computer Products, Inc. in exchange for a Promissory Note payable to the Registrant in the amount of two million four hundred thousand dollars ($2,400,000). The promissory note is to be secured by an agreement utilizing the assets sold as security for the promissory note. The entire principal of the promissory note is due December 31, 1999. The promissory note, a general obligation of Lanstar Computer Products, Inc., bears simple interest at the rate of eight percent (8%) per annum payable quarterly. Quarterly payments of interest in the amount of $48,000 are scheduled for payment on April 15, 1999, July 15, 1999 and October 15, 1999, with the entire principal balance and all accrued interest due and payable on December 31, 1999. The purchase price and terms were determined through negotiations between the respective management of the buyer and seller.

The Buyer, Lanstar Computer Products, Inc., is a Texas Corporation located at 13707 Gamma Road, Dallas, Texas 75244. Prior to this disposition, neither the Registrant, nor any of its subsidiaries, directors, officers or persons associated with the Registrant's officers and directors had any relationship with Lanstar Computer Products Inc. or any of its officers or directors. Lewis D. Rowe, who is not an officer or director of the Registrant, but who is listed as an affiliate of the Registrant in the Registrants June 30, 1997 Form 10KSB as a person known by the Registrant to own beneficially more than 5% of the Registrant's .001 par value common stock, may also be considered an to be an affiliate of Lanstar Computer Products, Inc.

As was reported in the Registrant's 8K dated April 6, 1998, the Registrant initially obtained possession of the six (6) giant light-emitting diode (LED) screens on approximately March 31, 1997 through agreements to acquire for future issuance of common stock in a nonpublic exchange. That agreement was satisfied by issuance of 5,000,000 shares of the Registrant's .001 par value common stock and warrants to purchase 5,000,000 shares of the Registrant's .001 par value common stock at an exercise price of $2.90 per share.
The Registrant recorded the LED screen assets at $1,300,000 in the Registrant's unaudited March, 1998 financial statements. The Registrant had intended through a wholly owned subsidiary, International Media Group, Ltd., ("IMG") to lease out the screens for short-term (one to six week) events. Efforts at leasing and utilizing the LED screens resulted in substantial operating losses to the Registrant's subsidiary, IMG, through which leasing and operation of the LED screens was to take place. IMG is currently inactive. As reported in the Registrant's 10KSB for the year ended June 30, 1997, the LED Screens had been on consignment for sale since August 1998.


Exhibits

     Exhibit 1.  Purchase Agreement

     Exhibit 2.  Promissory Note

                             SIGNATURES

                                   ComTec International, Inc.
                                   ---------------------------
                                          (Registrant)

Date:   January 14, 1999
                    s/s Gordon Dihle
                    ________________________________________
                    Gordon Dihle - Authorized Officer, CFO
                    and Secretary.

Exhibit 1.  8K  (ComTec International, Inc.)

                          PURCHASE AGREEMENT

     This Purchase Agreement hereinafter referred to as "Agreement" is made this day by and between ComTec International, Inc. a corporation dully existing and organized pursuant to the laws of the State of New Mexico (hereinafter "ComTec" or "Seller") with its current place of business at 9350 East Arapahoe Road Suite 340 Englewood Colorado 80112 and Lanstar Computer Products, Inc., a Texas corporation (hereinafter "Lanstar") with its current place of business at 13707 Gamma Rd., Dallas, Texas 75244 upon the following terms and conditions:

WHEREAS Lanstar desires to purchase certain inventory from ComTec and ComTec desires to liquidate and sell such inventory

NOW THEREFORE, for and in consideration of the mutual premises herein contained, Lanstar agrees to purchase and acquire from ComTec and ComTec agrees to sell, convey, transfer and assign to Lanstar, the tangible assets previously delivered to Lanstar, hereinafter "Assets" as further described in Exhibit A attached hereto for and in consideration of the sum of $2,400,000 (Two Million Four Hundred Thousand Dollars) hereinafter "Purchase Price" to be paid as outlined hereinbelow.

      In full consideration for the purchase of the Assets and ComTec' s execution and delivery of this Agreement and the consummation of the transaction contemplated hereby the Parties hereto agree that the full and complete consideration of the entire Purchase Price of the Assets to be paid by Lanstar to ComTec in accordance herewith shall be paid by the issuance of a Promissory Note (hereinafter "Note") in the amount of $2,400,000 (Two Million Four Hundred Thousand Dollars) bearing simple interest at the rate of eight percent (8%) payable quarterly with the entire principal and all accrued interest due one (1) year from the commencement of the Note. Said Note being secured by the Assets with a Security Agreement and being in substantially the same form as the Note attached hereto as Exhibit B and Security Agreement attached hereto as Exhibit C.

ComTec represents and warrants to Lanstar as follows:

ComTec is a Corporation dully organized, validly existing and in good standing under the laws of New Mexico and is qualified and in good standing in any County, State or Province in which it is required to be so qualified, and has all necessary corporate power and authority to carry, on its business as now conducted and to own or lease and operate its properties, and to execute, deliver and perform its obligations hereunder. ComTec shall and will take all corporate action necessary to properly authorize and execute this Purchase Agreement.

This Agreement constitutes the valid and legally binding obligation of ComTec. ComTec's execution and delivery of this Agreement and its consummation of the transaction contemplated hereby has been duly authorized by all necessary action on the part of its board of directors and/or shareholders and will not conflict with or result in any violation of or default under any provisions of the charter or by-laws of ComTec.

ComTec has good and marketable title to all properties assets, subject to no mortgage, pledge, lien, conditional sales agreement, encumbrances or charge except as disclosed. The legal and beneficial interests in the Assets are owned exclusively by ComTec.

ComTec warrants and represents that no material agreement, written or oral, to which it is a party exists which directly affects the Assets, or the transaction contemplated hereunder.


Lanstar represents and warrants to ComTec as follows:

Lanstar is a Corporation dully organized, validly existing and in good standing under the laws of Texas and is qualified and in good standing in any County, State or Province in which it is required to be so qualified, and has all necessary corporate power and authority to carry, on its business as now conducted and to own or lease and operate its properties, and to execute, deliver and perform its obligations hereunder. Lanstar shall and will take all corporate action necessary to properly authorize and execute this Purchase Agreement, the Promissory Note and Security Agreement.

This Agreement constitutes the valid and legally binding obligation of Lanstar. Lanstar's execution and delivery of this Agreement and its consummation of the transaction contemplated hereby has been duly authorized by all necessary action on the part of its board of directors and/or shareholders and will not conflict with or result in any violation of or default under any provisions of the charter or by-laws of Lanstar.

Lanstar acknowledges that it has had the opportunity to inspect the Assets, that it is aware that the Assets may require software updates and/or maintenance and repairs, and that it now has possession of the Assets.

Lanstar accepts the Assets "as is" with no warranty from ComTec other than the representations and warranties contained in this agreement.

                      GENERAL PROVISIONS

A breach of any of the representations or warranties contained herein shall give rise to a cause of action against the breaching party for all damages proximately caused as a result of such a breach of any of the representations or warranties contained herein.

In the event of any litigation between the parties concerning the assets, this Agreement or the rights and duties of either party in relation thereto, the prevailing party. in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys fees incurred in such litigation

The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary, or convenient to memorialize the rights and obligations created by this Agreement.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives , and assigns.

Any and all modifications of this Agreement shall not be valid unless in writing and signed by the party to be charged with the modification.

This Agreement shall be construed under and in accordance with the laws of the State of Colorado, and all obligations of the parties created hereunder are performable in Arapahoe County, Colorado. The parties specifically stipulate the venue for any action brought hereunder is mandatory in Arapahoe County, Colorado.

Seller:

ComTec International, Inc.
By: s/James Krejci
   _______________________________
   James Krejci
Its: Chief Executive Officer and Director


Purchaser:

Lanstar Computer Products, Inc.
By: s/Maxie Smith
   -------------------------------
   Maxie Smith,  CEO  12/30/98
Its: Chief Executive Officer

Exhibit 2.  8K  (ComTec International, Inc.)

                           PROMISSORY NOTE

              December 31, 1998 - Englewood, Colorado USA

$2,400,000

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, Lanstar Computer Products, Inc. a Texas Corporation which principal place of business is located at 13707 Gamma Rd., Dallas, Texas 75244 ("Lanstar" or "Maker"), promises to pay to the order of ComTec International, Inc. or its assigns, (hereinafter "Payee") at 9350 East Arapahoe Road, #340, Englewood, Colorado 80112, or at such other place as any Holder of this Promissory Note (hereinafter "Promissory Note") may designate in writing, the sum of Two Million Four Hundred Thousand Dollars ($2,400,000).

     This Promissory Note is due and payable as follows:

     The entire Principal together with all accrued interest shall be due and payable one year from the date of this promissory note. Simple interest shall accrue at the rate of eight percent (8%) payable quarterly. Payments of interest only shall be due and payable, in full, in quarterly installments of $48,000 due on the 15th day of April 1999, July 1999 and October 1999.

     The indebtedness created by this Promissory Note is secured by the collateral ("Collateral") pledged pursuant to that certain
Security Agreement of even date herewith, executed by Lanstar as debtor thereunder and in favor of ComTec as Secured Party
(hereinafter the "Security Agreement").

     This Promissory Note represents a general obligation of Maker. Liability on this Promissory Note shall be recourse only to general assets of Maker and shall be non-recourse to the shareholder and officers thereof. Maker and Payee specifically acknowledge that no personal liability shall attach to any corporate officer or individual executing this promissory note.

     Maker will be in default if any of the following occurs:

     a.     Maker fails to make any payment when due.

     b. Maker breaks any promise Maker has made to Payee as set forth in this Promissory Note, that certain Security
     Agreement, or that certain Purchase Agreement or Maker fails to perform promptly at the time and strictly in the manner provided in this Promissory Note, that certain Security
     Agreement or that certain Purchase Agreement.

     c. Any representation or statement made or furnished to Payee by Maker or on Maker's behalf, as relating to this Promissory Note, is materially false or misleading.

     d. Maker becomes insolvent, a receiver is appointed for or any proceeding is commenced either by Maker or against Maker under any bankruptcy or insolvency laws.

     Upon default, Payee may declare the entire indebtedness, including the unpaid principal balance on this Promissory Note, all accrued unpaid interest and all other amounts, costs and expenses for which Maker is responsible under this Promissory Note or any other agreement with Payee pertaining to this loan, immediately due, without notice, and the Maker will pay that amount. Payee may hire an attorney to help collect this Promissory Note if Maker does not pay, and Maker will pay Payee's reasonable attorneys' fees. Maker also will pay Payee all other amounts actually incurred by Payee as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this loan; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any titled collateral offered as security for this loan.

     In the event of a default, from the date of default by Maker, interest shall thereafter accrue at the rate of eighteen percent
(18%) per annum until the Note is fully paid.

     If this Promissory Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved established or collected in any court or in any bankruptcy receivership, debtor relief, probate or other court proceedings, the Maker agrees to pay reasonable attorney's fees and collection costs to the Payee(s) hereof in addition to the principal and interest payable hereunder.

          The inclusion of specific default provisions or rights of Payee shall not preclude Payee's rights to declare payment of this Promissory Note on its terms pursuant to common law or any applicable statute. If any part of this Promissory Note cannot be enforced this fact will not affect the remainder of the Promissory Note that is enforceable. In particular, this section means (among other things) that Maker does not agree or intend to pay, and Payee does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Payee to charge or collect more for this loan that the maximum Payee would be permitted to charge or collect by Federal law or the laws of the State of Colorado (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Maker.
The right to accelerate maturity of sums due under this Promissory Note does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Payee does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Payee for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Promissory Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Payee may delay or forgo enforcing any of its rights or remedies under this Promissory Note without losing them. Maker and any other persons who signs, guarantees or endorses this Promissory Note, to the extent allowed by law, waive presentment, demand for payment, protest, notice of dishonor, notice of intent to accelerate the maturity of this Promissory Note, and notice of acceleration of the maturity of this Promissory Note Upon any change in the terms of this Promissory Note, and unless otherwise expressly stated in writing, no party who signs this Promissory Note, whether as Maker, guarantor accommodation Maker or endorser, shall be released from liability. All such parties agree that Payee may renew, extend (repeatedly and for any length of time) or modify this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Payee's security interest in the collateral without the consent of or notice to anyone.

     This Promissory Note may be prepaid in whole or in part without premium or penalty. The indebtedness incurred hereunder may be extended or renewed at the option of the Payee upon terms agreed upon in writing by the Maker and Payee without the consent of any Guarantor. The rights and obligations of Maker under this Promissory Note are fully assignable in whole or in part to any other third party.

     If default is made in the payment of any installment of interest due under this Promissory Note the entire principal balance owing hereon shall at once become due and payable at the option of the Payee(s) of this Promissory Note upon written notice of acceleration to the Maker. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     This Promissory Note shall be governed by and construed in accordance with the Laws of the State of Colorado and all obligations of the parties created hereunder are performable in the County of Arapahoe, State of Colorado. Any legal proceedings instituted under this Promissory Note shall be brought in the County of Arapahoe, State of Colorado and the parties hereby agree and specifically stipulate that venue for any action brought herein is mandatory in the County of Arapahoe, State of Colorado.


          PROMISSORY NOTE EXECUTED this 31 day of December, 1998.

          Lanstar Computer Products, Inc.
     By:   s/Maxie Smith
          --------------------------
          Maxie Smith
          Its:     Chief Executive Officer